SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

ONSITE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12738	33-0576371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Palomar Airport Road, Suite 200, Carlsbad, CA 92009

                            (Address of principal executive offices)                                (Zip Code)

(760) 931-2400

(Registrant’s telephone number, including area code)

Item 9. Other Regulation FD Disclosure/Results of Operations and Financial Condition (Item 12)

The purpose of this current report on Form 8-K is to disclose that Onsite Energy Corporation issued a press release on May 14, 2003, announcing its unaudited financial results for the three and nine-month periods ended March 31, 2003, and 2002. The press release under this Item 9 is being furnished to meet the requirements of Item 12 of Form 8-K.

99.1	Press release dated May 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSITE ENERGY CORPORATION

Date: May 14, 2003	/s/ PAUL E. BLEVINS
Paul E. Blevins, Chief Financial Officer